UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2022

GLASS HOUSES ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40262	86-1565667
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3811 Turtle Creek Blvd., Suite 1100

Dallas, Texas 75219

(Address of principal executive offices, including zip code)

(972) 850-7474

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value per share, and one-half of one redeemable warrant	GLHAU	The Nasdaq Capital Market LLC
Shares of Class A common stock included as part of the units	GLHA	The Nasdaq Capital Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	GLHAW	The Nasdaq Capital Market LLC
Shares of Class A common stock underlying redeemable warrants included as part of the units	GLHA	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 16, 2022, Glass Houses Acquisition Corp. (the “Company”) (i) notified The Nasdaq Capital Market LLC (“Nasdaq”) of the anticipated Redemption (as defined and described below) and the Company’s subsequent liquidation and dissolution and (ii) requested that Nasdaq (A) suspend trading of the Company’s shares of Class A common stock, par value $0.0001 per share (“Class A Common Stock”), redeemable warrants to purchase shares of Class A Common Stock (“Warrants”) and units, each consisting of one share of Class A Common Stock and one-half of one Warrant (the units, together with the Class A Common Stock and the Warrants, collectively, the “Securities”), effective before the opening of trading on December 19, 2022, and (B) file with the Securities and Exchange Commission (the “SEC”) a Form 25 Notification of Removal from Listing and/or Registration (“Form 25”) to delist and deregister the Securities under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the Securities will no longer be listed on Nasdaq.

The Company expects that Nasdaq will file the Form 25 with the SEC on December 16, 2022, upon which the delisting of the Securities will become effective. Following that, the Company intends to file a Form 15 Certification and Notice of Termination of Registration with the SEC, requesting that the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be terminated with respect to the Securities.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 16, 2022, the Company held a special meeting of its stockholders (the “Stockholder Meeting”) to consider and vote upon certain amendments to its amended and restated certificate of incorporation (the “Certificate of Incorporation”) to allow the Company to redeem all of its outstanding shares of Class A Common Stock, no later than December 30, 2022, in advance of the automatic termination date in its then-current Certificate of Incorporation of March 25, 2023.

At the Stockholder Meeting, the stockholders of the Company approved proposed amendments to the Certificate of Incorporation to (i) eliminate the requirement that the Company retain at least $5,000,001 of net tangible assets following the redemption of the Company’s Class A Common Stock in connection with a Business Combination (as defined in the Certificate of Incorporation) and certain amendments of the Certificate of Incorporation (such proposal, the “Redemption Limit Elimination Proposal” and such amendment, the “Redemption Limit Elimination Amendment”) and (ii) change the date by which the Company must consummate a Business Combination from March 25, 2023 to such other date as shall be determined by the board of directors of the Company and publicly announced by the Company, provided that such other date shall be no sooner than the date of the effectiveness of the amendment to the Certificate of Incorporation pursuant to the General Corporation Law of the State of Delaware and no later than December 30, 2022 (such date, the “Early Termination Date,” such proposal, the “Early Termination Proposal” and such amendment, the “Early Termination Amendment”).

On December 16, 2022, the Company filed the Redemption Limit Elimination Amendment and the Early Termination Amendment with the Secretary of State of the State of Delaware. The foregoing description is qualified in its entirety by reference to the Redemption Limit Elimination Amendment and the Early Termination Amendment.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 16, 2022, the Company held the Stockholder Meeting to consider and vote upon (a) the Redemption Limit Elimination Proposal, (b) the Early Termination Proposal and (c) an adjournment proposal (such proposal, the “Adjournment Proposal”), each as more fully described in the definitive proxy statement filed by the Company with the SEC on November 21, 2022.

Holders of 24,261,999 shares of common stock of the Company held of record as of November 17, 2022, the record date for the Stockholder Meeting, were present in person or by proxy, representing approximately 88.04% of the voting power of the Company’s shares of common stock as of the record date for the Stockholder Meeting, and constituting a quorum for the transaction of business.

The stockholders approved the Redemption Limit Elimination Proposal and the Early Termination Proposal.

The voting results for the Redemption Limit Elimination Proposal and the Early Termination Proposal were as follows:

The Redemption Limit Elimination Proposal

For	Against	Abstain	Broker Non-Vote
24,097,763	162,175	2,061	0

The Early Termination Proposal

For	Against	Abstain	Broker Non-Vote
24,097,803	162,175	2,021	0

The Company had solicited proxies in favor of the Adjournment Proposal which would have given the Company authority to adjourn the Stockholder Meeting to solicit additional proxies. As there were sufficient votes to approve the Redemption Limit Elimination Proposal and the Early Termination Proposal, the Adjournment Proposal was not presented to stockholders and was not voted upon at the Stockholder Meeting.

Item 8.01 Other Events.

On December 16, 2022, the Company filed the Early Termination Amendment with the Secretary of State of the State of Delaware and established December 16, 2022 as the Early Termination Date. As such, the last day of trading of the Company’s public shares and units on Nasdaq was on December 16, 2022. The Company is obligated to redeem all public shares as promptly as possible but not more than ten business days after the Early Termination Date (the “Redemption”). The Company expects to complete the Redemption on or about December 22, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 16, 2022

GLASS HOUSES ACQUISITION CORP.

By:	/s/ Tonya Clark
Name:	Tonya Clark
Title:	Chief Financial Officer

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